Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

2nd Quarter Ended June 30, 2013

Investor Contact: Sarah Doran	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.

Phone: (646) 794-0590

Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or severity of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•

Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 30 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended June 30,			Six Months Ended June 30,
	2013	2012	Change	2013	2012	Change
HIGHLIGHTS
Gross premiums written	$765,200	$646,870	18.3%	$1,602,281	$1,327,799	20.7%
Net premiums written	581,222	494,710	17.5%	1,276,274	1,083,663	17.8%
Net premiums earned	507,271	429,747	18.0%	970,499	831,637	16.7%
Underwriting income	86,941	63,800	36.3%	155,626	122,984	26.5%
Net (loss) income	(1,862)	96,351	n.m.	157,130	314,507	(50.0%)
Operating income	103,525	87,318	18.6%	187,693	178,823	5.0%

Total shareholders’ equity	3,373,229	3,283,901	2.7%	3,373,229	3,283,901	2.7%
Cash flows from operating activities	120,073	158,956	(24.5%)	133,642	301,773	(55.7%)

PER SHARE AND SHARE DATA
Basic earnings per share
Net (loss) income	$(0.05)	$2.66	n.m.	$4.55	$8.56	(46.8%)
Operating income	$3.01	$2.41	24.9%	$5.44	$4.87	11.7%
Diluted earnings per share
Net (loss) income	$(0.05)	$2.59	n.m.	$4.45	$8.41	(47.1%)
Operating income	$2.95	$2.35	25.5%	$5.31	$4.78	11.1%

Book value per share	$98.70	$91.36	8.0%	$98.70	$91.36	8.0%
Diluted book value per share	$96.18	$88.24	9.0%	$96.18	$88.24	9.0%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	(0.2%)	11.8%	(12.0) pts	9.4%	19.6%	(10.2) pts
Annualized ROAE, operating income	12.2%	10.7%	1.5 pts	11.2%	11.1%	0.1 pts
Financial statement portfolio return	(0.9%)	0.6%	(1.5) pts	0.4%	2.6%	(2.2) pts

GAAP Ratios
Loss and loss expense ratio	54.2%	55.9%	1.7 pts	54.6%	56.0%	1.4 pts
Acquisition cost ratio	12.7%	12.0%	(0.7) pts	12.5%	11.9%	(0.6) pts
General and administrative expense ratio	15.9%	17.2%	1.3 pts	16.8%	17.3%	0.5 pts

Expense ratio	28.6%	29.2%	0.6 pts	29.3%	29.2%	(0.1) pts

Combined ratio	82.8%	85.1%	2.3 pts	83.9%	85.2%	1.3 pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2012	2012	2013	2012
Revenues
Gross premiums written	$765,200	$837,081	$497,052	$504,420	$646,870	$1,602,281	$1,327,799
Net premiums written	$581,222	$695,052	$362,623	$391,537	$494,710	$1,276,274	$1,083,663

Net premiums earned	$507,271	$463,228	$476,244	$441,017	$429,747	$970,499	$831,637
Net investment income	37,635	33,388	38,360	39,121	42,451	71,023	89,660
Net realized investment (losses) gains	(115,198)	79,637	14,379	149,813	8,663	(35,561)	142,244

Total revenues	$429,708	$576,253	$528,983	$629,951	$480,861	$1,005,961	$1,063,541

Expenses
Net losses and loss expenses	$275,128	$255,178	$414,734	$258,948	$240,380	$530,306	$465,582
Acquisition costs	64,617	56,685	55,910	51,086	51,588	121,302	98,726
General and administrative expenses	80,585	82,680	84,404	78,572	73,979	163,265	144,345
Amortization of intangible assets	634	633	633	633	634	1,267	1,267
Interest expense	14,188	14,134	13,826	13,822	14,001	28,322	27,757
Foreign exchange loss (gain)	490	2,518	860	1,023	(1,019)	3,008	(1,100)

Total expenses	$435,642	$411,828	$570,367	$404,084	$379,563	$847,470	$736,577

(Loss) Income before income taxes	$(5,934)	$164,425	$(41,384)	$225,867	$101,298	$158,491	$326,964
Income tax (benefit) expense	(4,072)	5,433	(237)	6,220	4,947	1,361	12,457

Net (loss) income	$(1,862)	$158,992	$(41,147)	$219,647	$96,351	$157,130	$314,507

GAAP Ratios
Loss and loss expense ratio	54.2%	55.1%	87.1%	58.7%	55.9%	54.6%	56.0%
Acquisition cost ratio	12.7%	12.2%	11.7%	11.6%	12.0%	12.5%	11.9%
General and administrative expense ratio	15.9%	17.8%	17.7%	17.8%	17.2%	16.8%	17.3%

Expense ratio	28.6%	30.0%	29.4%	29.4%	29.2%	29.3%	29.2%

Combined ratio	82.8%	85.1%	116.5%	88.1%	85.1%	83.9%	85.2%

Per Share Data
Basic earnings per share
Net (loss) income	$(0.05)	$4.59	$(1.17)	$6.16	$2.66	$4.55	$8.56
Operating income (loss)	$3.01	$2.43	$(1.58)	$2.22	$2.41	$5.44	$4.87
Diluted earnings per share
Net (loss) income	$(0.05)	$4.49	$(1.17)	$6.00	$2.59	$4.45	$8.41
Operating income (loss)	$2.95	$2.38	$(1.58)	$2.16	$2.35	$5.31	$4.78

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of	As of
	June 30, 2013	December 31, 2012
ASSETS
Fixed maturity investments trading, at fair value	$6,285,778	$6,626,454
Equity securities trading, at fair value	640,925	523,949
Other invested assets	849,100	783,534

Total investments	7,775,803	7,933,937
Cash and cash equivalents	674,103	681,879
Restricted cash	194,046	183,485
Insurance balances receivable	814,620	510,532
Funds held	387,599	336,368
Prepaid reinsurance	339,936	277,406
Reinsurance recoverable	1,179,525	1,141,110
Accrued investment income	24,112	29,135
Net deferred acquisition costs	153,812	108,010
Goodwill	268,376	268,376
Intangible assets	50,098	51,365
Balances receivable on sale of investments	277,025	418,879
Net deferred tax assets	40,550	25,580
Other assets	85,272	63,884

TOTAL ASSETS	$12,264,877	$12,029,946

LIABILITIES
Reserve for losses and loss expenses	$5,696,865	$5,645,549
Unearned premiums	1,586,327	1,218,021
Reinsurance balances payable	205,884	136,264
Balances due on purchases of investments	487,063	759,934
Senior notes	798,355	798,215
Dividends payable	17,127	—
Accounts payable and accrued liabilities	100,027	145,628

TOTAL LIABILITIES	$8,891,648	$8,703,611

SHAREHOLDERS’ EQUITY
Common shares: 2013: par value CHF 12.30 per share and 2012: par value CHF 12.64 per share (2013: 35,429,423; 2012: 36,369,868 shares issued and 2013: 34,175,831; 2012: 34,797,781 shares outstanding)	$430,397	$454,980
Treasury shares, at cost (2013: 1,253,592; 2012: 1,572,087)	(91,661)	(113,818)
Retained earnings	3,034,493	2,985,173

TOTAL SHAREHOLDERS’ EQUITY	$3,373,229	$3,326,335

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,264,877	$12,029,946

Book value per share	$98.70	$95.59
Diluted book value per share	$96.18	$92.59

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 31,	June 30,	June 30,	June 30,
	2013	2013	2012	2012	2012	2013	2012
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net (loss) income	$(1,862)	$158,992	$(41,147)	$219,647	$96,351	$157,130	$314,507
Adjustments to reconcile net (loss) income to cash provided by operating activities:
Net realized gains (losses) on sales of investments	(24,388)	(38,533)	119,490	(16,791)	(34,669)	(62,921)	(46,834)
Mark to market adjustments	141,810	(46,112)	45,045	(130,693)	27,602	95,698	(94,732)
Stock compensation expense	2,571	3,995	4,524	3,824	3,823	6,566	9,294
Undistributed income of equity method investments	(2,316)	—	—	—	—	(2,316)	—
Changes in:
Reserve for losses and loss expenses, net of reinsurance recoverables	7,623	5,278	131,174	69,359	29,268	12,901	81,682
Unearned premiums, net of prepaid reinsurance	73,952	231,824	(113,621)	(49,481)	64,965	305,776	252,026
Insurance balances receivable	(147,121)	(156,967)	38,227	65,616	(63,664)	(304,088)	(187,038)
Funds held	(17,019)	(34,212)	(130,149)	25,069	(33,862)	(51,231)	(6,467)
Reinsurance balances payable	87,423	(17,803)	15,832	(7,874)	35,044	69,620	3,767
Net deferred acquisition costs	(11,661)	(34,141)	19,517	2,291	(4,173)	(45,802)	(29,484)
Net deferred tax assets	(12,813)	(2,157)	(1,650)	5,308	(8,816)	(14,970)	(3,458)
Accounts payable and accrued liabilities	25,179	(70,780)	30,811	16,982	22,362	(45,601)	(19,978)
Other items, net	(1,305)	14,185	11,166	(4,811)	24,725	12,880	28,488

Net cash provided by operating activities	120,073	13,569	129,219	198,446	158,956	133,642	301,773

CASH FLOWS (USED IN) PROVIDED BY INVESTING ACTIVITIES:
Net (purchases) sales of investments	68,966	(98,465)	121,770	(536,260)	(99,052)	(29,499)	258,848
Purchases of fixed assets	(985)	(2,378)	(1,173)	(1,162)	(312)	(3,363)	(879)
Change in restricted cash	(127,346)	116,785	(136,562)	192,453	47,738	(10,561)	(156,768)

Net cash (used in) provided by investing activities	(59,365)	15,942	(15,965)	(344,969)	(51,626)	(43,423)	101,201

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	—	(12,981)	(13,104)	(26,718)	(13,795)	(12,981)	(28,003)
Proceeds from the exercise of stock options	2,821	2,472	1,423	2,407	3,365	5,293	6,697
Share repurchases	(46,326)	(36,245)	(59,196)	(55,797)	(55,926)	(82,571)	(148,949)

Net cash used in financing activities	(43,505)	(46,754)	(70,877)	(80,108)	(66,356)	(90,259)	(170,255)

Effect of exchange rate changes on foreign currency cash	(5,681)	(2,055)	(15)	1,698	(2,510)	(7,736)	(2,265)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	11,522	(19,298)	42,362	(224,933)	38,464	(7,776)	230,454
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	662,581	681,879	639,517	864,450	825,986	681,879	633,996

CASH AND CASH EQUIVALENTS, END OF PERIOD	$674,103	$662,581	$681,879	$639,517	$864,450	$674,103	$864,450

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended June 30, 2013
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$307,297	$192,593	$265,310	$765,200
Net premiums written	$221,419	$106,394	$253,409	$581,222
Net premiums earned	$197,436	$87,041	$222,794	$507,271

Total revenues	$197,436	$87,041	$222,794	$507,271

Expenses
Net losses and loss expenses	$124,364	$30,968	$119,796	$275,128
Acquisition costs	27,270	(358)	37,705	64,617
General and administrative expenses	38,302	24,135	18,148	80,585

Total expenses	$189,936	$54,745	$175,649	$420,330

Underwriting income	$7,500	$32,296	$47,145	$86,941

Net investment income				37,635
Net realized investment losses				(115,198)
Amortization of intangible assets				(634)
Interest expense				(14,188)
Foreign exchange loss				(490)

Loss before income taxes				$(5,934)

GAAP Ratios
Loss and loss expense ratio	63.0%	35.6%	53.8%	54.2%
Acquisition cost ratio	13.8%	(0.4%)	16.9%	12.7%
General and administrative expense ratio	19.4%	27.7%	8.1%	15.9%

Expense ratio	33.2%	27.3%	25.0%	28.6%

Combined ratio	96.2%	62.9%	78.8%	82.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended June 30, 2012
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$265,974	$183,593	$197,303	$646,870
Net premiums written	$196,661	$111,342	$186,707	$494,710
Net premiums earned	$162,785	$82,605	$184,357	$429,747

Total revenues	$162,785	$82,605	$184,357	$429,747

Expenses
Net losses and loss expenses	$103,074	$22,233	$115,073	$240,380
Acquisition costs	21,250	(582)	30,920	51,588
General and administrative expenses	34,730	21,648	17,601	73,979

Total expenses	$159,054	$43,299	$163,594	$365,947

Underwriting income	$3,731	$39,306	$20,763	$63,800

Net investment income				42,451
Net realized investment gains				8,663
Amortization of intangible assets				(634)
Interest expense				(14,001)
Foreign exchange gain				1,019

Income before income taxes				$101,298

GAAP Ratios
Loss and loss expense ratio	63.3%	26.9%	62.4%	55.9%
Acquisition cost ratio	13.1%	(0.7%)	16.8%	12.0%
General and administrative expense ratio	21.3%	26.2%	9.5%	17.2%

Expense ratio	34.4%	25.5%	26.3%	29.2%

Combined ratio	97.7%	52.4%	88.7%	85.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2013
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$563,315	$321,109	$717,857	$1,602,281
Net premiums written	$413,672	$184,139	$678,463	$1,276,274
Net premiums earned	$385,875	$171,255	$413,369	$970,499

Total revenues	$385,875	$171,255	$413,369	$970,499

Expenses
Net losses and loss expenses	$257,688	$59,903	$212,715	$530,306
Acquisition costs	50,398	(1,207)	72,111	121,302
General and administrative expenses	77,898	48,924	36,443	163,265

Total expenses	$385,984	$107,620	$321,269	$814,873

Underwriting (loss) income	$(109)	$63,635	$92,100	$155,626

Net investment income				71,023
Net realized investment losses				(35,561)
Amortization of intangible assets				(1,267)
Interest expense				(28,322)
Foreign exchange loss				(3,008)

Income before income taxes				$158,491

GAAP Ratios
Loss and loss expense ratio	66.8%	35.0%	51.5%	54.6%
Acquisition cost ratio	13.1%	(0.7%)	17.4%	12.5%
General and administrative expense ratio	20.2%	28.6%	8.8%	16.8%

Expense ratio	33.3%	27.9%	26.2%	29.3%

Combined ratio	100.1%	62.9%	77.7%	83.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2012
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$470,185	$297,183	$560,431	$1,327,799
Net premiums written	$350,507	$183,951	$549,205	$1,083,663
Net premiums earned	$316,143	$162,476	$353,018	$831,637

Total revenues	$316,143	$162,476	$353,018	$831,637

Expenses
Net losses and loss expenses	$200,778	$60,333	$204,471	$465,582
Acquisition costs	41,222	(1,110)	58,614	98,726
General and administrative expenses	65,774	44,049	34,522	144,345

Total expenses	$307,774	$103,272	$297,607	$708,653

Underwriting income	$8,369	$59,204	$55,411	$122,984

Net investment income				89,660
Net realized investment gains				142,244
Amortization of intangible assets				(1,267)
Interest expense				(27,757)
Foreign exchange gain				1,100

Income before income taxes				$326,964

GAAP Ratios
Loss and loss expense ratio	63.5%	37.1%	57.9%	56.0%
Acquisition cost ratio	13.0%	(0.7%)	16.6%	11.9%
General and administrative expense ratio	20.8%	27.1%	9.8%	17.3%

Expense ratio	33.8%	26.4%	26.4%	29.2%

Combined ratio	97.3%	63.5%	84.3%	85.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Six Months Ended
	June 30, 2013		June 30, 2012		June 30, 2013		June 30, 2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$307,297	40.2%	$265,974	41.1%	$563,315	35.2%	$470,185	35.4%
International Insurance	192,593	25.2%	183,593	28.4%	321,109	20.0%	297,183	22.4%
Reinsurance	265,310	34.6%	197,303	30.5%	717,857	44.8%	560,431	42.2%

Total	$765,200	100.0%	$646,870	100.0%	$1,602,281	100.0%	$1,327,799	100.0%

Gross Premiums Written by Underwriting Location
United States	$440,151	57.5%	$349,577	54.0%	$918,594	57.3%	$738,548	55.6%
Bermuda	211,040	27.6%	193,195	29.9%	439,712	27.4%	375,358	28.3%
Europe	60,234	7.9%	60,008	9.3%	146,743	9.2%	135,384	10.2%
Singapore	48,918	6.4%	40,128	6.2%	87,031	5.4%	69,311	5.2%
Hong Kong	4,857	0.6%	3,962	0.6%	10,201	0.7%	9,198	0.7%

Total	$765,200	100.0%	$646,870	100.0%	$1,602,281	100.0%	$1,327,799	100.0%

Direct Premiums Written by Insured Location(1)
United States	$435,364	87.1%	$390,585	86.9%	$774,307	87.5%	$662,248	86.3%
United Kingdom	17,464	3.5%	13,999	3.1%	30,275	3.4%	24,282	3.2%
Australia	4,976	1.0%	4,353	1.0%	9,658	1.1%	9,474	1.2%
Germany	3,395	0.7%	5,408	1.2%	8,093	0.9%	12,545	1.6%
Canada	2,787	0.6%	2,732	0.6%	4,701	0.5%	4,743	0.6%
All other	35,904	7.1%	32,490	7.2%	57,390	6.6%	54,076	7.1%

Total	$499,890	100.0%	$449,567	100.0%	$884,424	100.0%	$767,368	100.0%

(1)	Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Six Months Ended
	June 30, 2013		June 30, 2012		June 30, 2013		June 30, 2012
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$97,363	31.7%	$78,323	29.4%	$164,244	29.2%	$126,749	27.0%
Professional liability	64,442	21.0%	66,655	25.1%	127,528	22.6%	125,857	26.8%
Healthcare	46,517	15.1%	46,241	17.4%	100,039	17.8%	93,276	19.8%
General property	35,641	11.6%	37,210	14.0%	55,294	9.8%	55,639	11.8%
Programs	33,659	11.0%	25,579	9.6%	66,601	11.8%	48,888	10.4%
Other	29,675	9.6%	11,966	4.5%	49,609	8.8%	19,776	4.2%

Total	$307,297	100.0%	$265,974	100.0%	$563,315	100.0%	$470,185	100.0%

International Insurance
General property	$65,180	33.8%	$61,276	33.4%	$103,868	32.3%	$98,017	33.0%
Professional liability	57,204	29.7%	52,872	28.8%	90,363	28.1%	83,816	28.2%
General casualty	44,398	23.1%	43,110	23.5%	68,362	21.3%	64,850	21.8%
Healthcare	21,189	11.0%	20,291	11.1%	47,717	14.9%	40,330	13.6%
Other	4,622	2.4%	6,044	3.2%	10,799	3.4%	10,170	3.4%

Total	$192,593	100.0%	$183,593	100.0%	$321,109	100.0%	$297,183	100.0%

Reinsurance
Property	$152,403	57.4%	$121,750	61.7%	$364,018	50.7%	$275,349	49.1%
Casualty	76,755	28.9%	52,815	26.8%	174,291	24.3%	148,393	26.5%
Specialty	36,152	13.7%	22,738	11.5%	179,548	25.0%	136,689	24.4%

Total	$265,310	100.0%	$197,303	100.0%	$717,857	100.0%	$560,431	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Six Months Ended
	June 30, 2013		June 30, 2012		June 30, 2013		June 30, 2012
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
U.S. Insurance
Current year - non-catastrophe	$127,306	64.5%	$109,251	67.1%	$250,083	64.8%	$214,160	67.7%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	(2,942)	(1.5%)	(6,177)	(3.8%)	7,605	2.0%	(13,382)	(4.2%)

Net losses and loss expenses	$124,364	63.0%	$103,074	63.3%	$257,688	66.8%	$200,778	63.5%

International Insurance
Current year - non-catastrophe	$56,664	65.1%	$51,343	62.1%	$115,263	67.3%	$109,740	67.5%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	(25,696)	(29.5%)	(29,110)	(35.2%)	(55,360)	(32.3%)	(49,407)	(30.4%)

Net losses and loss expenses	$30,968	35.6%	$22,233	26.9%	$59,903	35.0%	$60,333	37.1%

Reinsurance
Current year - non-catastrophe	$139,586	62.7%	$121,708	66.0%	$257,458	62.3%	$223,086	63.2%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	(19,790)	(8.9%)	(6,635)	(3.6%)	(44,743)	(10.8%)	(18,615)	(5.3%)

Net losses and loss expenses	$119,796	53.8%	$115,073	62.4%	$212,715	51.5%	$204,471	57.9%

Consolidated
Current year - non-catastrophe	$323,556	63.7%	$282,302	65.7%	$622,804	64.1%	$546,986	65.8%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	(48,428)	(9.5%)	(41,922)	(9.8%)	(92,498)	(9.5%)	(81,404)	(9.8%)

Net losses and loss expenses	$275,128	54.2%	$240,380	55.9%	$530,306	54.6%	$465,582	56.0%

(1)	“NPE” means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER AND YEAR TO DATE

(Favorable) Unfavorable	Three Months Ended June 30, 2013
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$(0.3)	$(0.2)	$—	$(1.2)	$(1.4)	$0.3	$—	$0.8	$0.5	$(1.5)
Programs	—	—	—	(1.4)	(1.7)	0.1	(0.1)	(1.8)	(0.2)	1.4	(3.7)
General property	—	0.1	—	0.3	(0.2)	(1.3)	0.1	(2.5)	1.6	—	(1.9)
Healthcare	—	(0.7)	(0.7)	(1.7)	(1.5)	(3.6)	(1.3)	(1.0)	10.1	2.2	1.8
Professional liability	—	—	(0.5)	3.2	(1.5)	(4.3)	0.7	(1.8)	1.3	5.0	2.1
Other	—	—	—	—	—	—	—	(0.1)	(0.4)	0.8	0.3

Total	$—	$(0.9)	$(1.4)	$0.4	$(6.1)	$(10.5)	$(0.3)	$(7.2)	$13.2	$9.9	$(2.9)

International Insurance
General casualty	$6.6	$(0.7)	$(1.4)	$(3.3)	$(2.4)	$(2.0)	$1.7	$—	$(0.2)	$—	$(1.7)
General property	—	—	(0.1)	0.2	0.8	(0.4)	(3.7)	(2.7)	(1.6)	(4.9)	(12.4)
Professional liability	(0.2)	(4.7)	4.5	(1.4)	(5.5)	—	(6.1)	(0.1)	(0.1)	—	(13.6)
Healthcare	—	(0.2)	(0.1)	(0.4)	(0.4)	(0.4)	3.9	(0.2)	(0.2)	—	2.0

Total	$6.4	$(5.6)	$2.9	$(4.9)	$(7.5)	$(2.8)	$(4.2)	$(3.0)	$(2.1)	$(4.9)	$(25.7)

Reinsurance
Property	$—	$0.1	$(0.5)	$0.1	$—	$(0.1)	$—	$(0.6)	$(1.5)	$(22.6)	$(25.1)
Casualty	(0.3)	(1.1)	(0.1)	0.8	—	(1.1)	(0.1)	0.7	3.3	5.3	7.4
Specialty	—	(0.3)	(0.4)	0.4	—	(2.7)	1.5	—	0.8	(1.4)	(2.1)

Total	$(0.3)	$(1.3)	$(1.0)	$1.3	$—	$(3.9)	$1.4	$0.1	$2.6	$(18.7)	$(19.8)

Consolidated
U.S. insurance	$—	$(0.9)	$(1.4)	$0.4	$(6.1)	$(10.5)	$(0.3)	$(7.2)	$13.2	$9.9	$(2.9)
International insurance	6.4	(5.6)	2.9	(4.9)	(7.5)	(2.8)	(4.2)	(3.0)	(2.1)	(4.9)	(25.7)
Reinsurance	(0.3)	(1.3)	(1.0)	1.3	—	(3.9)	1.4	0.1	2.6	(18.7)	(19.8)

Total	$6.1	$(7.8)	$0.5	$(3.2)	$(13.6)	$(17.2)	$(3.1)	$(10.1)	$13.7	$(13.7)	$(48.4)

(Favorable) Unfavorable	Six Months Ended June 30, 2013
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$(0.7)	$(0.5)	$—	$(4.5)	$(3.1)	$0.1	$—	$2.0	$0.5	$(6.2)
Programs	—	—	—	(1.4)	(3.3)	0.2	(0.7)	(2.7)	(0.6)	2.8	(5.7)
General property	—	0.1	—	0.3	(0.2)	(1.3)	(1.3)	(0.2)	1.5	2.0	0.9
Healthcare	(0.1)	(1.0)	(1.6)	(2.7)	(2.3)	(6.2)	(1.2)	(1.6)	13.1	9.0	5.4
Professional liability	—	(0.5)	(1.4)	2.7	(2.7)	(3.8)	0.1	(2.7)	2.1	18.3	12.1
Other	—	—	—	—	—	—	—	(0.1)	(0.4)	1.6	1.1

Total	$(0.1)	$(2.1)	$(3.5)	$(1.1)	$(13.0)	$(14.2)	$(3.0)	$(7.3)	$17.7	$34.2	$7.6

International Insurance
General casualty	$6.3	$2.4	$(7.0)	$(6.7)	$(8.7)	$(4.7)	$(1.2)	$(0.2)	$—	$0.9	$(18.9)
General property	—	—	(0.1)	(0.2)	1.1	(1.0)	(3.5)	(4.0)	(9.5)	(8.1)	(25.3)
Professional liability	(0.3)	(5.0)	3.3	(2.9)	(10.9)	0.3	(6.5)	(0.4)	(0.1)	—	(22.5)
Healthcare	(0.1)	(0.3)	(0.5)	(1.1)	8.2	(4.5)	10.6	(0.9)	(0.1)	—	11.3

Total	$5.9	$(2.9)	$(4.3)	$(10.9)	$(10.3)	$(9.9)	$(0.6)	$(5.5)	$(9.7)	$(7.2)	$(55.4)

Reinsurance
Property	$—	$0.1	$(2.3)	$0.1	$—	$(0.2)	$(0.1)	$(2.9)	$(8.5)	$(35.5)	$(49.3)
Casualty	0.2	(1.2)	(0.3)	0.7	(2.2)	(3.6)	(0.4)	0.9	3.3	5.3	2.7
Specialty	—	(0.3)	(0.5)	0.3	—	(3.1)	0.9	(0.1)	2.3	2.4	1.9

Total	$0.2	$(1.4)	$(3.1)	$1.1	$(2.2)	$(6.9)	$0.4	$(2.1)	$(2.9)	$(27.8)	$(44.7)

Consolidated
U.S. insurance	$(0.1)	$(2.1)	$(3.5)	$(1.1)	$(13.0)	$(14.2)	$(3.0)	$(7.3)	$17.7	$34.2	$7.6
International insurance	5.9	(2.9)	(4.3)	(10.9)	(10.3)	(9.9)	(0.6)	(5.5)	(9.7)	(7.2)	(55.4)
Reinsurance	0.2	(1.4)	(3.1)	1.1	(2.2)	(6.9)	0.4	(2.1)	(2.9)	(27.8)	(44.7)

Total	$6.0	$(6.4)	$(10.9)	$(10.9)	$(25.5)	$(31.0)	$(3.2)	$(14.9)	$5.1	$(0.8)	$(92.5)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR QUARTER AND YEAR TO DATE

(Favorable) Unfavorable	Three Months Ended June 30, 2012
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	Total

U.S. Insurance
General casualty	$(0.2)	$(0.3)	$(0.3)	$(3.7)	$(0.1)	$(1.2)	$(0.4)	$(0.1)	$—	$(6.3)
Programs	—	—	—	(0.1)	(0.1)	—	(0.1)	3.8	2.6	6.1
General property	—	0.4	(0.1)	—	—	0.3	—	(0.1)	—	0.5
Healthcare	(0.2)	(1.6)	0.4	(0.3)	(0.8)	1.1	(1.2)	0.1	0.5	(2.0)
Professional liability	—	—	(0.2)	0.2	(8.3)	0.6	(1.0)	0.8	4.1	(3.8)
Other	—	—	—	—	—	—	—	—	(0.7)	(0.7)

Total	$(0.4)	$(1.5)	$(0.2)	$(3.9)	$(9.3)	$0.8	$(2.7)	$4.5	$6.5	$(6.2)

International Insurance
General casualty	$6.5	$(1.9)	$(3.1)	$(2.5)	$(6.1)	$(3.1)	$—	$—	$—	$(10.2)
General property	—	0.1	(2.5)	(0.2)	0.2	(2.1)	(1.2)	—	(1.3)	(7.0)
Professional liability	(0.1)	(1.2)	(1.4)	(8.3)	(1.1)	4.7	—	—	—	(7.4)
Healthcare	(0.2)	(0.3)	(0.5)	(0.4)	(0.5)	(2.6)	—	—	—	(4.5)

Total	$6.2	$(3.3)	$(7.5)	$(11.4)	$(7.5)	$(3.1)	$(1.2)	$—	$(1.3)	$(29.1)

Reinsurance
Property	$—	$(0.1)	$—	$(0.1)	$(0.1)	$—	$1.1	$(5.9)	$5.4	$0.3
Casualty	1.4	(0.5)	1.1	(3.4)	(3.6)	(0.6)	(0.1)	(0.1)	4.7	(1.1)
Specialty	(0.2)	(1.1)	(1.4)	(1.3)	(1.6)	(0.1)	—	0.2	(0.3)	(5.8)

Total	$1.2	$(1.7)	$(0.3)	$(4.8)	$(5.3)	$(0.7)	$1.0	$(5.8)	$9.8	$(6.6)

Consolidated
U.S. insurance	$(0.4)	$(1.5)	$(0.2)	$(3.9)	$(9.3)	$0.8	$(2.7)	$4.5	$6.5	$(6.2)
International insurance	6.2	(3.3)	(7.5)	(11.4)	(7.5)	(3.1)	(1.2)	—	(1.3)	(29.1)
Reinsurance	1.2	(1.7)	(0.3)	(4.8)	(5.3)	(0.7)	1.0	(5.8)	9.8	(6.6)

Total	$7.0	$(6.5)	$(8.0)	$(20.1)	$(22.1)	$(3.0)	$(2.9)	$(1.3)	$15.0	$(41.9)

(Favorable) Unfavorable	Six Months Ended June 30, 2012
Development ($ in millions)	Prior	2004	2005	2006	2007	2008	2009	2010	2011	Total

U.S. Insurance
General casualty	$(0.4)	$0.9	$(0.6)	$(8.1)	$(0.1)	$(1.0)	$(0.4)	$(0.1)	$—	$(9.8)
Programs	—	—	—	(0.1)	(0.2)	(0.6)	—	7.3	3.8	10.2
General property	—	0.7	(0.3)	—	(0.2)	1.7	(0.4)	(0.5)	1.1	2.1
Healthcare	0.3	(2.7)	(2.6)	(2.3)	(2.8)	1.1	(1.7)	3.5	0.5	(6.7)
Professional liability	—	(0.1)	(0.3)	0.1	(15.1)	(0.1)	(2.8)	(0.9)	10.2	(9.0)
Other	—	—	—	—	—	—	—	—	(0.2)	(0.2)

Total	$(0.1)	$(1.2)	$(3.8)	$(10.4)	$(18.4)	$1.1	$(5.3)	$9.3	$15.4	$(13.4)

International Insurance
General casualty	$4.2	$(3.1)	$(4.8)	$(11.4)	$(7.2)	$(7.6)	$—	$—	$20.0	$(9.9)
General property	—	0.2	(1.5)	(1.0)	1.1	(2.2)	(1.8)	(6.6)	3.1	(8.7)
Professional liability	(0.2)	(2.3)	(3.1)	(15.1)	(7.2)	7.0	—	—	—	(20.9)
Healthcare	(0.7)	(0.6)	(1.1)	(0.8)	(4.1)	(2.6)	—	—	—	(9.9)

Total	$3.3	$(5.8)	$(10.5)	$(28.3)	$(17.4)	$(5.4)	$(1.8)	$(6.6)	$23.1	$(49.4)

Reinsurance
Property	$—	$(0.8)	$0.2	$(0.1)	$0.1	$(0.3)	$2.0	$(1.2)	$5.5	$5.4
Casualty	1.1	3.2	(2.7)	(5.1)	(9.4)	(1.2)	(0.1)	(0.1)	5.0	(9.3)
Specialty	(0.3)	(3.2)	(5.1)	(1.8)	(2.2)	(0.1)	—	—	(2.0)	(14.7)

Total	$0.8	$(0.8)	$(7.6)	$(7.0)	$(11.5)	$(1.6)	$1.9	$(1.3)	$8.5	$(18.6)

Consolidated
U.S. insurance	$(0.1)	$(1.2)	$(3.8)	$(10.4)	$(18.4)	$1.1	$(5.3)	$9.3	$15.4	$(13.4)
International insurance	3.3	(5.8)	(10.5)	(28.3)	(17.4)	(5.4)	(1.8)	(6.6)	23.1	(49.4)
Reinsurance	0.8	(0.8)	(7.6)	(7.0)	(11.5)	(1.6)	1.9	(1.3)	8.5	(18.6)

Total	$4.0	$(7.8)	$(21.9)	$(45.7)	$(47.3)	$(5.9)	$(5.2)	$1.4	$47.0	$(81.4)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of June 30, 2013
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$441,131	$380,894	$463,778	$1,285,803
IBNR (net of reinsurance recoverable)	1,014,460	1,193,676	1,023,401	3,231,537

Total	$1,455,591	$1,574,570	$1,487,179	$4,517,340

IBNR/Total reserves (net of reinsurance recoverable)	69.7%	75.8%	68.8%	71.5%

	As of December 31, 2012
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$402,473	$422,859	$479,546	$1,304,878
IBNR (net of reinsurance recoverable)	978,414	1,223,229	997,918	3,199,561

Total	$1,380,887	$1,646,088	$1,477,464	$4,504,439

IBNR/Total reserves (net of reinsurance recoverable)	70.9%	74.3%	67.5%	71.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REINSURANCE RECOVERABLE

	June 30, 2013				December 31, 2012
Top Ten Reinsurers	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral	A.M. Best Rating	Reinsurance Recoverable	Percentage	Collateral

Munich Re	A+	$182,390	15.5%	$41,638	A+	$165,036	14.5%	$26,379
Arch Re	A+	146,605	12.4%	3,857	A+	148,553	13.0%	6,318
Axis Capital	A	139,630	11.8%	6,485	A	137,459	12.0%	17,046
Platinum Underwriters	A	103,985	8.8%	—	A	104,536	9.2%	—
Odyssey Reinsurance Company	A	85,873	7.3%	—	A	86,854	7.6%	—
Markel (including Alterra)	A	81,196	6.9%	41,512	A	76,649	6.7%	53,936
XL Group	A	64,034	5.4%	30,468	A	57,142	5.0%	30,409
National Indemnity Company	A++	59,712	5.1%	—	A++	60,708	5.3%	—
Transatlantic Holdings, Inc.	A	53,671	4.6%	—	A	54,337	4.8%	—
Swiss Re	A+	40,674	3.4%	—	A+	32,080	2.8%	—

Top ten reinsurers		957,770	81.2%	123,960		923,354	80.9%	134,088
Other reinsurers’ balances		221,755	18.8%	14,343		217,756	19.1%	12,452

Total reinsurance recoverable		$1,179,525	100.0%	$138,303		$1,141,110	100.0%	$146,540

A.M Best Rating		Reinsurance Recoverable	Percentage	Collateral		Reinsurance Recoverable	Percentage	Collateral

A++		$74,544	6.3%	$—		$78,053	6.7%	$—
A+		462,621	39.2%	52,423		440,027	38.6%	38,963
A		633,232	53.7%	84,616		612,780	53.7%	107,577
A-		1,100	0.1%	—		592	0.1%	—

Total “A-” or higher		1,171,497	99.3%	137,039		1,131,452	99.1%	146,540
B++		3,947	0.3%	1,264		5,296	0.5%	—
NR		4,081	0.4%	—		4,362	0.4%	—

Total reinsurance recoverable		$1,179,525	100.0%	$138,303		$1,141,110	100.0%	$146,540

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	June 30, 2013			December 31, 2012
		Average	Portfolio		Average	Portfolio
	Fair Value	Rating	Percentage	Fair Value	Rating	Percentage
Cash and cash equivalents	$868,149	AAA	10.0%	$865,364	AAA	9.8%
U.S. government securities	1,709,513	AA+	19.7%	1,529,158	AA+	17.3%
U.S. government agencies	339,699	AA+	3.9%	336,755	AA+	3.8%
Non-U.S. government and government agencies	233,301	AA+	2.7%	261,627	AA+	3.0%
State, municipalities and political subdivisions	33,621	AA-	0.4%	40,444	AA-	0.5%
Mortgage-backed securities:
Agency MBS	1,037,451	AA+	12.0%	1,400,917	AA+	15.9%
Non-agency RMBS	84,355	A-	1.0%	90,256	BBB+	1.0%
Non-agency high yield mandate	181,559	CCC+	2.1%	176,776	CCC	2.0%
CMBS	285,656	AA+	3.3%	290,424	AA+	3.4%

Total mortgage-backed securities	1,589,021		18.4%	1,958,373		22.3%
Corporate securities:
Financials	794,552	A+	9.2%	866,140	A+	9.8%
Industrials	1,089,904	BBB	12.6%	1,153,909	BBB-	13.1%
Utilities	66,684	BBB	0.8%	69,153	BBB-	0.8%

Total corporate securities	1,951,140		22.6%	2,089,202		23.7%
Asset-backed securities:
Credit cards	24,634	AAA	0.3%	24,906	AAA	0.3%
Auto receivables	25,440	AAA	0.3%	31,251	AAA	0.4%
Student Loans	112,462	AA+	1.3%	133,042	AA+	1.5%
Collateralized loan obligations	213,631	AA+	2.5%	190,196	AA+	2.2%
Other	53,316	AAA	0.6%	31,500	AAA	0.3%

Total asset-backed securities	429,483		5.0%	410,895		4.7%
Other invested assets:
Private equity	190,072	N/A	2.2%	151,009	N/A	1.7%
Hedge funds	492,156	N/A	5.7%	504,879	N/A	5.7%
Other private securities	134,709	N/A	1.6%	127,646	N/A	1.5%
High yield loan fund	32,163	N/A	0.4%	—	N/A	0.0%

Total other invested assets	849,100		9.9%	783,534		8.9%
Equities	640,925	N/A	7.4%	523,949	N/A	6.0%

Total investment portfolio	$8,643,952		100.0%	$8,799,301		100.0%

Annualized book yield, year to date	1.7%			2.1%
Duration*	2.2 years			2.0 years
Average credit quality (S&P)	AA-			AA-

*	Includes only cash and cash equivalents and fixed maturity investments.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:
Fund Details	Carrying Value June 30, 2013	Unfunded Commitments	Corporate	Fair Value June 30, 2013	Portfolio Percentage
Private Equity:			Bank of America Corp.	$42,234	0.5%
Primary and secondary	$125,950	$160,490	Morgan Stanley	41,045	0.5%
Mezzanine debt	55,232	209,623	JPMorgan Chase & Co.	40,154	0.5%
Distressed	8,890	6,174	Citigroup Inc.	39,858	0.5%

Total private equity	190,072	376,287	General Electric Co.	37,739	0.4%

Hedge Funds:			Verizon Communications Inc.	32,746	0.4%
Distressed	136,779	—	Wells Fargo & Co.	29,107	0.3%
Equity long/short	110,889	—	Swedbank AB	28,072	0.3%
Multi-strategy	127,107	—	American Express Co.	25,118	0.3%
Global macro	19,842	—	Anheuser-Busch InBev NV	24,810	0.3%
Event driven	22,430	—
Relative value credit	75,109	—

Total hedge funds	492,156	—

Other private securities	134,709	5,000
High yield loan fund	32,163	—

Total other invested assets	$849,100	$381,287

Fixed Income Credit Quality:	June 30, 2013		December 31, 2012
Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$2,049,212	32.6%	$1,865,913	28.2%
AAA/Aaa	761,074	12.1%	866,692	13.1%
AA/Aa	1,568,600	25.0%	1,905,341	28.8%
A/A	903,386	14.4%	876,080	13.2%
BBB/Baa	352,791	5.5%	393,878	5.9%

Total BBB/Baa and above	5,635,063	89.6%	5,907,904	89.2%
BB/Bb	201,568	3.2%	245,888	3.7%
B/B	301,303	4.8%	262,317	4.0%
CCC+ and below	147,844	2.4%	210,345	3.1%

Total	$6,285,778	100.0%	$6,626,454	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - JUNE 30, 2013

			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign*	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$5,862	$—	$—	$5,862

Australia	Australia	27,833	45,024	—	—	—	—	—	18,550	21,188	—	27,471	140,066

Europe	Belgium	—	—	—	—	—	—	—	—	18,910	—	—	18,910
	France	—	—	—	—	—	—	3,490	20,741	17,543	—	2,715	44,489
	Germany	54,296	909	—	—	—	3,658	2,197	1,309	6,579	—	—	68,948
	Ireland	—	—	—	—	—	—	1,363	—	749	—	—	2,112
	Italy	—	—	—	—	—	—	—	483	774	—	—	1,257
	Luxembourg	—	—	—	—	—	—	—	—	16,920	—	—	16,920
	Netherlands	—	36,012	—	—	—	—	—	28,683	16,078	—	19,078	99,851
	Norway	6,748	—	—	—	—	—	—	20,870	2,747	—	2,596	32,961
	Russia	—	—	—	—	—	—	—	2,535	9,980	2,002	—	14,517
	Spain	—	—	—	—	—	—	—	5,565	13,477	—	—	19,042
	Sweden	5,823	—	—	—	—	—	—	44,095	—	—	—	49,918
	Switzerland	2,261	—	—	—	—	—	—	7,494	559	—	32,834	43,148
	United Kingdom	23,935	5,079	—	—	2,148	—	14,910	39,930	65,323	434	14,159	165,918

	Total	93,063	42,000	—	—	2,148	3,658	21,960	171,705	169,639	2,436	71,382	577,991

Latin	Brazil	—	—	—	—	—	—	—	707	8,098	—	5,128	13,933
America	Chile	—	—	—	—	—	—	—	430	—	—	—	430
	Mexico	25,205	—	—	—	—	—	—	—	1,828	—	14,933	41,966
	Puerto Rico	—	—	—	—	—	—	—	—	72	—	—	72

	Total	25,205	—	—	—	—	—	—	1,137	9,998	—	20,061	56,401

North	Bermuda	—	—	—	—	—	—	—	—	2,114	—	1,993	4,107
America	Canada	59,208	—	—	—	—	—	—	60,046	50,082	7,527	32,845	209,708
	Cayman Islands	—	—	—	—	—	—	181,809	—	177	—	—	181,986
	United States	2,076,297	—	33,621	1,037,451	185,984	359,780	225,714	432,002	817,057	53,538	352,326	5,573,770

	Total	2,135,505	—	33,621	1,037,451	185,984	359,780	407,523	492,048	869,430	61,065	387,164	5,969,571

Asia /	China	—	—	—	—	—	—	—	—	4,189	—	65,860	70,049
Middle East	Hong Kong	—	—	—	—	—	—	—	—	—	—	5,713	5,713
	Israel	—	—	—	—	—	—	—	—	616	—	1,873	2,489
	Japan	—	—	—	—	—	—	—	22,047	4,963	—	6,313	33,323
	Philippines	—	—	—	—	—	—	—	—	—	—	8,185	8,185
	Qatar	—	—	—	—	—	—	—	—	309	—	—	309
	Singapore	—	—	—	—	—	—	—	—	—	—	46,903	46,903
	South Korea	—	—	—	—	—	—	—	2,129	—	3,183	—	5,312
	Taiwan	—	—	—	—	—	—	—	—	3,710	—	—	3,710
	UAE	—	—	—	—	—	—	—	819	—	—	—	819

	Total	—	—	—	—	—	—	—	24,995	13,787	3,183	134,847	176,812

	Grand Total	$2,281,606	$87,024	$33,621	$1,037,451	$188,132	$363,438	$429,483	$708,435	$1,089,904	$66,684	$640,925	$6,926,703

*	Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Six Months Ended
	June 30,	June 30,	June 30,	June 30,
	2013	2012	2013	2012
NET INVESTMENT INCOME
Fixed maturity investments	$32,662	$37,219	$65,187	$84,105
Equity securities	4,409	4,963	7,608	8,495
Other invested assets: hedge funds and private equity	725	3,681	2,189	4,223
Other invested assets: other private securities	3,118	—	3,118	—
Cash and cash equivalents	529	550	1,017	1,157
Expenses	(3,808)	(3,962)	(8,096)	(8,320)

Net investment income	$37,635	$42,451	$71,023	$89,660

NET REALIZED INVESTMENT (LOSSES) GAINS
Net realized gains (losses) on sale:
Fixed maturity investments	$7,624	$38,067	$29,550	$64,504
Equity securities	6,391	1,609	16,187	(1,014)
Other invested assets: hedge funds and private equity	9,131	(1,663)	14,693	(8,215)
Mark-to-market gains (losses):
Fixed maturity investments	(115,113)	(24,287)	(131,588)	44,203
Equity securities	(34,330)	(182)	(1,357)	19,603
Other invested assets: hedge funds and private equity	2,561	1,033	29,393	22,393
Net realized and unrealized gains (losses) on derivatives	8,538	(5,914)	7,561	770

Net realized investment (losses) gains	$(115,198)	$8,663	$(35,561)	$142,244

CHANGE IN NET UNREALIZED GAINS ON INVESTMENTS	$—	$(1,401)	$—	$(15,443)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$(77,563)	$49,713	$35,462	$216,461

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$37,635	$42,451	$71,023	$89,660
Annualized net investment income	150,540	169,804	142,046	179,320
Average aggregate invested assets, at cost	$8,239,006	$8,102,826	$8,247,988	$8,080,393

Annualized investment book yield	1.8%	2.1%	1.7%	2.2%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$(77,563)	$49,713	$35,462	$216,461
Average aggregate invested assets, at fair value	$8,459,473	$8,276,111	$8,446,080	$8,203,819

Financial statement portfolio return	(0.9%)	0.6%	0.4%	2.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended						Six Months Ended
	June 30,		March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2013		2013	2012	2013	2012	2013	2012

Net (loss) income	$(1,862)		$158,992	$(41,147)	$219,647	$96,351	$157,130	$314,507
Add after tax effect of:
Net realized investment losses (gains)	104,897		(77,342)	(15,104)	(141,451)	(8,014)	27,555	(134,584)
Foreign exchange loss (gain)	490		2,518	860	1,023	(1,019)	3,008	(1,100)

Operating income (loss)	$103,525		$84,168	$(55,391)	$79,219	$87,318	$187,693	$178,823

Weighted average common shares outstanding
Basic	34,422,553		34,613,606	35,097,043	35,652,768	36,288,596	34,517,552	36,746,881

Diluted	35,136,296	*	35,431,843	35,097,043	36,616,734	37,189,722	35,316,595	37,395,559

Basic per share data
Net (loss) income	$(0.05)		$4.59	$(1.17)	$6.16	$2.66	$4.55	$8.56
Add after tax effect of:
Net realized investment losses (gains)	3.05		(2.23)	(0.43)	(3.97)	(0.22)	0.80	(3.66)
Foreign exchange loss (gain)	0.01		0.07	0.02	0.03	(0.03)	0.09	(0.03)

Operating income (loss)	$3.01		$2.43	$(1.58)	$2.22	$2.41	$5.44	$4.87

Diluted per share data

Net (loss) income	$(0.05	)*	$4.49	$(1.17)	$6.00	$2.59	$4.45	$8.41
Add after tax effect of:
Net realized investment losses (gains)	2.99		(2.18)	(0.43)	(3.86)	(0.22)	0.78	(3.60)
Foreign exchange loss (gain)	0.01		0.07	0.02	0.02	(0.02)	0.08	(0.03)

Operating income (loss)	$2.95		$2.38	$(1.58)	$2.16	$2.35	$5.31	$4.78

*	Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE

SHAREHOLDERS’ EQUITY

	Three Months Ended					Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2013	2013	2012	2013	2012	2013	2012

Opening shareholders’ equity	$3,431,963	$3,326,335	$3,435,786	$3,283,901	$3,245,821	$3,326,335	$3,149,022
Deduct: accumulated other comprehensive income	—	—	(1,385)	(1,414)	(2,325)	—	(14,484)

Adjusted opening shareholders’ equity	$3,431,963	$3,326,335	$3,434,401	$3,282,487	$3,243,496	$3,326,335	$3,134,538

Closing shareholders’ equity	$3,373,229	$3,431,963	$3,326,335	$3,435,786	$3,283,901	$3,373,229	$3,283,901
Deduct: accumulated other comprehensive income	—	—	—	(1,385)	(1,414)	—	(1,414)

Adjusted closing shareholders’ equity	$3,373,229	$3,431,963	$3,326,335	$3,434,401	$3,282,487	$3,373,229	$3,282,487

Average adjusted shareholders’ equity	$3,402,596	$3,379,149	$3,380,368	$3,358,444	$3,262,992	$3,349,782	$3,208,513

Net (loss) income available to shareholders	$(1,862)	$158,992	$(41,147)	$219,647	$96,351	$157,130	$314,507

Annualized net (loss) income available to shareholders	$(7,448)	$635,968	$(164,588)	$878,588	$385,404	$314,260	$629,014

Annualized return on average shareholders’ equity - net (loss) income available to shareholders	(0.2%)	18.8%	(4.9%)	26.2%	11.8%	9.4%	19.6%

Operating income (loss) available to shareholders	$103,525	$84,168	$(55,391)	$79,219	$87,318	$187,693	$178,823

Annualized operating income (loss) available to shareholders	$414,100	$336,672	$(221,564)	$316,876	$349,272	$375,386	$357,646

Annualized return on average shareholders’ equity - operating income (loss) available to shareholders	12.2%	10.0%	(6.6%)	9.4%	10.7%	11.2%	11.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of June 30, 2013	As of December 31, 2012	As of June 30, 2012

Price per share at period end	$91.51	$78.80	$79.47

Total shareholders’ equity	$3,373,229	$3,326,335	$3,283,901

Basic common shares outstanding	34,175,831	34,797,781	35,942,964

Add: unvested restricted share units	83,730	135,123	185,809

Add: performance based equity awards	270,853	485,973	510,530

Add: employee purchase plan	10,622	10,750	—

Add: dilutive options outstanding	1,111,266	1,224,607	1,365,245
Weighted average exercise price per share	$47.65	$47.02	$46.04
Deduct: options bought back via treasury method	(578,610)	(730,652)	(790,888)

Common shares and common share equivalents outstanding	35,073,692	35,923,582	37,213,660

Basic book value per common share	$98.70	$95.59	$91.36
Year-to-date percentage change in basic book value per common share	3.3%	4.6%

Diluted book value per common share	$96.18	$92.59	$88.24
Year-to-date percentage change in dilutive book value per common share	3.9%	4.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share (1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2012	$93,023	1,430,804	$65.01	$82.80	78.5%
June 30, 2012	66,436	905,383	73.38	86.86	84.5%
September 30, 2012	47,590	605,898	78.54	91.03	86.3%
December 31, 2012	56,893	713,874	79.70	93.21	85.5%

Total - 2012	$263,942	3,655,959	$72.20	$87.20	82.8%

Three Months Ended:
March 31, 2013	$36,245	432,117	$83.88	$94.55	88.7%
June 30, 2013	46,326	508,328	91.13	96.34	94.6%

Total - 2013	$82,571	940,445	$87.80	$95.52	91.9%	$327,659

(1)	Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of June 30, 2013	As of December 31, 2012

Senior notes	$798,355	$798,215
Shareholders’ equity	3,373,229	3,326,335

Total capitalization	$4,171,584	$4,124,550

Leverage ratios
Debt to total capitalization	19.1%	19.4%

Net premiums written (trailing 12 months)	$2,030,434	$1,837,823
Net premiums written (trailing 12 months) to shareholders’ equity	0.60 x	0.55 x

Total investments and cash & cash equivalents	$8,643,952	$8,799,301
Total investments and cash & cash equivalents to shareholders’ equity	2.56 x	2.65 x

Reserve for losses and loss expenses	$5,696,865	$5,645,549
Deduct: reinsurance recoverable	(1,179,525)	(1,141,110)

Net reserve for losses and loss expenses	$4,517,340	4,504,439
Net reserve for losses and loss expenses to shareholders’ equity	1.34 x	1.35 x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

PROBABLE MAXIMUM LOSSES

($ in millions)		Consolidated Estimated Net Loss
		1-in-100 Year	1-in-250 Year
Zone	Peril	PML	PML

U.S. Southeast(1)	Hurricane	$394	$529

U.S. Gulf Coast(2)	Hurricane	$331	$462

U.S. Northeast(3)	Hurricane	$214	$396

California	Earthquake	$335	$467

(1)	Florida, Georgia, North Carolina and South Carolina.
(2)	Alabama, Louisiana, Mississippi and Texas.
(3)	Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.

The above table shows our largest Probable Maximum Loss (“PML”) from a single catastrophic event within a defined zone which corresponds to peak industry catastrophe exposures at June 1, 2013. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

We develop the estimates of losses expected from certain catastrophes for our portfolio of insurance and reinsurance contracts using commercially available catastrophe models, including RMS and AIR. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and susceptibility to damage of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. If the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact us. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company’s business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 24 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 25 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 24 for the reconciliation of net income to operating income and page 25 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 26 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 23 for the calculation of annualized investment book yield.